UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025 (December 3, 2024)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35975 (Commission File Number)	27-1650905 (IRS Employer Identification No.)

105 Edgeview Dr., Suite 300 Broomfield, CO (Address of principal executive offices)	80021 (Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed on a Current Report on Form 8-K filed by Gogo Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 9, 2024 (the “Original 8-K”), Gogo Direct Holdings LLC, a Delaware limited liability company (“Gogo Direct”) and indirect wholly owned subsidiary of the Company, entered into the Purchase Agreement, dated as of September 29, 2024 (the “Purchase Agreement”), by and among Gogo Direct, Satcom Direct Holdings, Inc., a Delaware corporation (“SD Seller”), SDHC Holdings, Inc., a Delaware corporation (“SDHC Seller”), Satcom Direct Government Holdings, Inc., a Delaware corporation (“Satcom Government Seller”), ndtHost Holdings, Inc., a Delaware corporation (“ndtHost Seller” and, together with SD Seller, SDHC Seller and Satcom Government Seller, each a “Seller” and, collectively, “Sellers”), Satcom Direct, LLC, a Delaware limited liability company (f/k/a Satcom Direct, Inc., a Florida corporation) (“Satcom Direct”), Satcom Direct Holding Company, LLC, a Delaware limited liability company (formerly a Florida limited liability company) (“SDHC”), Satcom Direct Government, LLC (f/k/a Satcom Direct Government, Inc., a Florida corporation) (“Satcom Government”), ndtHost, LLC, a Delaware limited liability company (formerly a Florida limited liability company) (“ndtHost” and, together with Satcom Direct, SDHC, and Satcom Government, each, a “Parent Company” and, collectively, the “Parent Companies”), solely for purposes of Section 8.8 and Section 8.9 of the Purchase Agreement, James W. Jensen, in his individual capacity, and solely for purposes of Section 2.5 and Section 13.20, the Company. On December 3, 2024, the Company consummated the transactions contemplated by the Purchase Agreement.

Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 is being filed by the Company to amend and supplement the Original 8-K to provide the financial information referred to in Item 9.01 (a) and (b) below. Except as provided herein, the disclosures made in the Original 8-K remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated and combined financial statements of Satcom Direct and its subsidiaries and affiliates (collectively, “Satcom”) as of and for the years ended December 31, 2023 and 2022 are included as Exhibit 99.1 hereto. The unaudited consolidated and combined financial statements of Satcom as of and for the nine-month periods ended September 30, 2024 and 2023 are included as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2024 and statements of operations for the year ended December 31, 2023 and nine-month period ended September 30, 2024 for the Company and Satcom are included as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP, Independent Auditor for Satcom.
99.1	Audited consolidated and combined financial statements of Satcom as of and for the years ended December 31, 2023 and 2022.
99.2	Unaudited consolidated and combined financial statements of Satcom as of and for the nine-month periods ended September 30, 2024 and 2023.
99.3

Unaudited pro forma condensed combined balance sheet as of September 30, 2024 and statements of operations for the year ended December 31, 2023 and nine-month period ended September 30, 2024 for the Company and Satcom.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Crystal L. Gordon
Crystal L. Gordon
Executive Vice President, General Counsel, Chief Administrative Officer, and Secretary

Date: February 18, 2025